UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: December 6, 2017

(Date of earliest event reported)

(Exact name of registrant as specified in its charter)

Delaware	001-35049	84-0592823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Woodloch Forest Drive, Suite 300

The Woodlands, Texas 77380

(Address of principal executive offices) (Zip Code)

(281) 298-4246

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 6, 2017, Earthstone Energy, Inc., a Delaware corporation (the “Company”), granted awards of restricted stock units of the Company (“RSU or “RSUs”) to certain named executive officers listed below (the “NEOs”) and certain non-employee directors of the Company, pursuant to the Company’s 2014 Long-Term Incentive Plan, as amended (the “Plan”), and RSU award agreements. The form of RSU award agreement (the “Executive RSU Agreement”) for RSU awards granted to executive management of the Company from time to time under the Plan is included as Exhibit 10.1 hereto. Each RSU represents the contingent right to receive one share of Class A common stock, $0.001 par value per share, of the Company.

The following table shows the base salaries for the NEOs to be implemented effective January 1, 2018:

Name	2018 Base Salary
Frank A. Lodzinski	$480,000
Robert J. Anderson	$350,000
Timothy D. Merrifield	$280,000
Tony Oviedo	$280,000

The following table sets forth the RSU awards granted to the NEOs:

Name	Number of RSUs Vesting on April 30, 2018	Aggregate Number of RSUs Vesting on a Quarterly Basis Beginning on June 30, 2018	Total
Frank A. Lodzinski	50,000	100,000	150,000
Robert J. Anderson	33,333	66,667	100,000
Timothy D. Merrifield	20,000	40,000	60,000
Tony Oviedo	6,667	13,333	20,000
Mark Lumpkin, Jr.	3,333	6,667	10,000

One-third of the RSU awards will vest on April 30, 2018 and the remaining two-thirds will vest in eight equal quarterly installments beginning on June 30, 2018.

The following table sets forth the RSU awards granted to certain non-employee directors of the Company:

Name	Aggregate Number of RSUs Vesting on a Quarterly Basis Beginning on March 31, 2018
Jay F. Joliat	13,000
Zachary G. Urban	13,000
Phillip D. Kramer	13,000

The RSU awards to the non-employee directors listed above vest in four equal quarterly installments beginning on March 31, 2018. The form of RSU award agreement (the “Director RSU Agreement”) for RSU awards granted to non-employee directors of the Company from time to time under the Plan is included as Exhibit 10.2 hereto.

The descriptions of the form of Executive RSU Agreement and the form of Director RSU Agreement contained in this Item 5.02 do not purport to be complete and are qualified in their entirety by reference to the form of Executive RSU Agreement and the form of Director RSU Agreement included as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Form of Restricted Stock Unit Agreement (Executive Management) (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on June 2, 2016).

10.2	Form of Restricted Stock Unit Agreement (Non-Employee Director) (incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed with the Commission on June 2, 2016).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHSTONE ENERGY, INC.

Date: December 8, 2017	By:	/s/ Tony Oviedo
Tony Oviedo
Executive Vice President - Accounting and Administration